Exhibit 10.3

AMENDMENT NUMBER THREE
to the
SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
dated as of September 29, 2017,
as amended and restated to and including April 3, 2023, between
NATIONSTAR MORTGAGE LLC
and
CITIBANK, N.A.

This AMENDMENT NUMBER THREE (“Amendment Number Three”) is made this 10th day of April, 2024, between NATIONSTAR MORTGAGE LLC (“Borrower”) and CITIBANK, N.A. (“Lender”), to the Second Amended and Restated Loan and Security Agreement, dated as of September 29, 2017, as amended and restated to and including April 3, 2023 between Borrower and Lender, as such agreement may be amended from time to time (the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.
RECITALS
WHEREAS, Borrower and Lender have agreed to amend the Agreement as more specifically set forth herein; and
WHEREAS, as of the date hereof, Borrower represent to Lender that Borrower is in full compliance with all of the terms and conditions of the Agreement and each other Loan Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Loan Document.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual promises and covenants herein contained, the parties hereto, intending to be legally bound hereby, agree as follows:
SECTION 1. Amendments. Effective as of the Amendment Effective Date, the Agreement is hereby amended by deleting the definition of “Loan Repayment Date” in Schedule 1 to the Agreement and replacing it with the following:
“Loan Repayment Date” shall mean, the earliest to occur of (i) April 10, 2026, (ii) a Change of Control of the Borrower, or (iii) the occurrence of any Acceleration Event, or if such day is not a Business Day, the immediately preceding Business Day, or such earlier date as may be notified by Lender in accordance with Section 8.02(a).
SECTION 2. Conditions Precedent. This Amendment Number Three shall become effective on the date on which Lender shall have received and Borrower shall have completed, or shall have caused to be completed the following conditions (such date, the “Amendment Effective Date”):
(i)counterparts hereof duly executed by each of the parties hereto;
(ii)counterparts of that certain Amendment Number Two to the Fourth Amended and Restated Pricing Side Letter, dated as of the date hereof, duly executed by each of the parties thereto; and
(iii)the original Third Amended and Restated Promissory Note, duly executed and delivered by Borrower.
SECTION 3. Fees and Expenses. Borrower agrees to pay to Lender all reasonable and documented out of pocket costs and expenses incurred by Lender in connection with this Amendment Number Three (including all reasonable and documented fees and expenses of the Lender’s legal counsel) in accordance with Section 13.03 of the Agreement.
SECTION 4. Representations. Borrower hereby represents to Lender that as of the date hereof, Borrower is in full compliance with all of the terms and conditions of the Agreement and each other Loan Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Loan Document.
SECTION 5. Binding Effect; Governing Law. This Amendment Number Three shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT NUMBER THREE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
SECTION 6. Counterparts. This Amendment Number Three shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Amendment Number Three may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings. The original documents shall be promptly delivered, if requested.
SECTION 7. Limited Effect. Reference to this Amendment Number Three need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

IN WITNESS WHEREOF, Borrower and Lender have caused this Amendment Number Three to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

NATIONSTAR MORTGAGE LLC
as Borrower

By: /s/ Lola Akibola     Name: Lola Akibola
Title: SVP, Treasurer

CITIBANK, N.A.,
as Lender

By: /s/ Arunthathi Theivakumaran
Name: Arunthathi Theivakumaran
Title: Vice President